UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003
                                                           -------------
                             Commerce Bancorp, Inc.
                             ----------------------

             (Exact name of registrant as specified in its charter)




       New Jersey                    0-12874                 22-2433468
 ---------------------------   ----------------------       ---------------
(State or other jurisdiction  (Commission File Number)      IRS Employer
     of incorporation)                                  Identification Number)


Commerce Atrium, 1701 Route 70 East, Cherry Hill, NJ          08034-5400
----------------------------------------------------          ----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: 856-751-9000
                                                    ------------

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

          99.1          Press Release, dated July 15, 2003.
          99.2          Supplemental Information.


ITEM 9.     REGULATION FD DISCLOSURE

      In accordance with SEC Release No. 34-47583, the following information is being furnished under "Item 9. Regulation FD Disclosure" and "Item 12. Results of Operations and Financial Condition."

      On July 15, 2003, the Registrant issued a press release reporting its results for its second quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

      On July 15, 2003, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as
Exhibit 99.2 to this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: July 15, 2003               COMMERCE BANCORP, INC.

                                  By:  /s/ VERNON W. HILL, II
                                       -----------------------------------------
                                           Vernon W. Hill, II
                                           Chairman of the Board and President

                                  By:  /s/ DOUGLAS J. PAULS
                                       -----------------------------------------
                                           Douglas J. Pauls
                                           Senior Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.
          99.1          Press Release, dated July 15, 2003.
          99.2          Supplemental Information.